                                                                   EXHIBIT 10.01



                             LEASE SUPPLEMENT NO. 3


     THIS LEASE SUPPLEMENT NO. 3 (this "Lease Supplement") dated as of this 27th day of February, 2002, and effective as May 30, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association) a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-1, as lessor (the "Lessor"), and VERITAS SOFTWARE CORPORATION, a Delaware corporation (as assignee of VERITAS Operating Corporation), as lessee (the "Lessee").

     WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1-A hereto (the "Leased Property") and wishes to lease the same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of March 9, 2000, among Lessee, the various parties thereto from time to time, as the Guarantors, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the VS Trust 2000-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     SECTION 2. THE PROPERTIES. Attached hereto as Schedule 1-A is the description of the Leased Property, consisting of Improvements only, with an Equipment Schedule attached hereto as Schedule 1-B, and a legal description of the Land attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

     SECTION 3. USE OF PROPERTY. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     SECTION 4. RATIFICATION; INCORPORATION BY REFERENCE. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     SECTION 5. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     SECTION 7. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

     SECTION 8. MAXIMUM RESIDUAL GUARANTEE AMOUNT. The Maximum Residual Guarantee Amount shall mean an amount equal to the product of the aggregate Property Cost of the Leased Property (exclusive of any Land Cost) multiplied by eighty-three and one-half percent (83.5%).

     For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.

        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                   WELLS FARGO BANK NORTHWEST, not
                                   individually, but solely as the Owner Trustee under the VS Trust 2000-1, as Lessor

                                   By: /s/ VAL T. ORTON
                                       --------------------------------------
                                   Name: Val T. Orton
                                         ------------------------------------
                                   Title: Vice President
                                          -----------------------------------

                                   Wells Fargo Bank Northwest
                                   79 South Main Street, Third Floor
                                   Salt Lake City, Utah 84111
                                   Attn: Val T. Orton
                                         Vice President

                                   VERITAS SOFTWARE GLOBAL
                                   CORPORATION, as Lessee

                                   By: /s/ KEVIN OLSON
                                       --------------------------------------
                                   Name: Kevin Olson
                                         ------------------------------------
                                   Title: Treasurer
                                          -----------------------------------

                                   c/o VERITAS Software Corporation
                                   350 Ellis Street
                                   Mountain View, California 94043
                                   Attn: Jay Jones


Receipt of this original counterpart
of the foregoing Lease Supplement
is hereby acknowledged as the date hereof.

BANK OF AMERICA, N.A., as the Agent

By: /s/ CARL FYE
    --------------------------------------
Name: Carl Fye
      ------------------------------------
Title: Vice President
       -----------------------------------

Bank of America, N.A.
901 Main Street, 14th Floor
Mail Code TX1-492-14-11
Dallas, Texas 75202
Attn: Otis E. Howard

                                  SCHEDULE 1-A
                           TO LEASE SUPPLEMENT NO. 3

                      (Description of the Leased Property)

The Improvements on the Land described in Schedule 1-C attached hereto and incorporated herein by this reference.

                                  SCHEDULE 1-B
                           TO LEASE SUPPLEMENT NO. 3

                                  (Equipment)

The Equipment attached to, contained in or used or usable in connection with the Improvements on the Land described in Schedule 1-C attached hereto and incorporated herein by this reference.

                                  SCHEDULE 1-C
                           TO LEASE SUPPLEMENT NO. 3

                                     (Land)

     Lots 5, 6 and 7, Block 1, Centre Pointe Business Park, according to the recorded plat thereof, Ramsey County, Minnesota, except that part of said Lot 5 lying Northerly of a line described as follows:

     Commencing at the most Northerly Northwest corner of said Lot 5; thence South 00 degrees 00 minutes 00 seconds West, assumed bearing, along a West line of said Lot 5, a distance of 46.92 feet to the beginning of the line to be described; thence North 90 degrees 00 minutes 00 seconds East a distance of
265.37 feet to the Northeasterly line of said Lot 5 and said line there terminating.